EXHIBIT 99.1

PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT
THE QUARTERLY PERIOD FROM 11 JANUARY 2005 TO 10 APRIL 2005

NOTE INFORMATION

	Class A Notes		A$ Class B Notes
Original Principal Balance of each class of Note at the time of their issue	US$	1,200,000,000	A$57,500,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	898,110,240	A$57,500,000
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	49,142,520	A$0
Principal Balance of each class of Note after payments referred to above have been applied	US$	848,967,720	A$57,500,000
Note Factor at the end of the Quarterly Payment Date		0.70747310	1.00000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	6,286,772	A$887,789
LIBOR / BBSW in respect of this quarterly period		2.61000%	5.4117%
Rate of interest payable on each class of Note in respect of this quarterly period		2.80000%	6.2617%
SUBORDINATION LEVELS
Moody’s indicative required subordination level at time of issue		2.38%
Standard & Poor’s indicative required subordination level at time of issue		1.90%
Initial Subordination Level provided on the Closing Date		3.02%
Actual Subordination Level on this Quarterly Payment Date		4.22%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 1 April 2005 no A$ Redraw Notes or additional A$ Class B Notes have been issued
REDRAW FACILITY
Redraw Facility Limit as at 1 April 2005		A$7,500,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date		A$250,000
Redraw Facility Principal at the end of this Quarterly Payment Date		A$250,000
Redraw Facility Principal repaid during the quarterly period		A$0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date		A$22,031
Interest paid on Redraw Facility Principal during the quarterly period		A$3,298
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date		A$7,196,040
Principal Cash Balance at the end of this Quarterly Payment Date		A$6,818,020
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date		A$0
Income Reserve at the end of this Quarterly Payment Date		A$0
COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date		A$106,493,887
Less : Principal Cash Balance at the end of the Quarterly Payment Date		A$6,818,020
Less : Income Reserve at the end of the Quarterly Payment Date		A$0
Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date		A$99,675,867
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date		A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period		A$24,071,990
Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date		A$75,603,877
Principal Collections (net of redraws and further advances) in relation to this Monthly Payment Date		A$75,603,877
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans		A$0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date		A$0
Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date		A$75,603,877
US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$	49,142,520

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of redraws and further advances

PUMA GLOBAL TRUST NO. 4 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 11 JANUARY 2005 TO 10 APRIL 2005 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

	Number of	Number of Housing	Maximum Current	Minimum Current
	Housing Loans	Loan Accounts	Housing Loan Balance	Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	6,839	8,298	A$1,049,994	A$0

	Weighted Average Original	Weighted Average Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	73.77%	68.77%	95.00%	A$2,293,583,778

		Outstanding Balance of	Outstanding Balance
	Outstanding Balance of	Fixed Rate	of Variable Rate	Average Current
	Housing Loans	Housing Loans	Housing Loans	Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,356,786,067	A$110,925,759	A$1,245,860,308	A$198,390

		Weighted Average
	Maximum Remaining Term	Remaining Term to	Weighted Average	Stated income
	To Maturity	Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	342 months	330 months	29 months	19.52%

		Average amount of	Aggregate outstanding balance of loans on which
	Aggregate amount of Further	Further Advances made	a Further Advance was made immediately prior to
	Advances made	per loan	the Further Advances being made
Further Advances (not being subordinated further advances) made during the period from 4 January 2005 to 1 April 2005	A$7,803,504	A$47,582	A$36,179,601

DELINQUENCY INFORMATION

As at the opening of business on March 1, 2005.

			Outstanding Balance
			of the Applicable	Percentage of Pool by
		Percentage of	Delinquent Housing	Outstanding Balance
	Number of Housing Loans	Pool by number	Loans	of Housing Loans
30 - 59 days	18	0.22%	A$4,753,553	0.35%
60 - 89 days	8	0.10%	A$1,960,971	0.14%
90 - 119 days	3	0.04%	A$1,317,145	0.10%
Greater than 120 days	13	0.16%	A$4,026,348	0.30%
Total Arrears	42	0.52%	A$12,058,017	0.89%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on March 1, 2005

Amount of mortgage insurance claims made:	A$0
Amount of mortgage insurance claims paid:	A$0
Amount of mortgage insurance claims pending:	A$0
Amount of mortgage insurance claims denied:	A$0